Exhibit 99.1
Signatures of Reporting Persons

WP X FINANCE, L.P.

By: WPX GP, L.P., its managing general partner

By: Warburg Pincus Private Equity X, L.P., its general partner

By: Warburg Pincus X, L.P., its general partner

By: Warburg Pincus X GP L.P., its general partner

By: WPP GP LLC, its general partner

By: Warburg Pincus Partners, L.P., its managing member

By: Warburg Pincus Partners GP LLC, its general partner

By: Warburg Pincus & Co., its managing member

By:	/s/ Robert B. Knauss	8/15/2019
**Signature of Reporting Person		Date

Name: Robert B. Knauss
Title: Partner

WPX GP, L.P.

By: Warburg Pincus Private Equity X, L.P., its general partner

By: Warburg Pincus X, L.P., its general partner

By: Warburg Pincus X GP L.P., its general partner

By: WPP GP LLC, its general partner

By: Warburg Pincus Partners, L.P., its managing member

By: Warburg Pincus Partners GP LLC, its general partner

By: Warburg Pincus & Co., its managing member

By:	/s/ Robert B. Knauss	8/15/2019
**Signature of Reporting Person		Date

Name: Robert B. Knauss
Title: Partner

WARBURG PINCUS PRIVATE EQUITY X, L.P.

By: Warburg Pincus X, L.P., its general partner

By: Warburg Pincus X GP L.P., its general partner

By: WPP GP LLC, its general partner

By: Warburg Pincus Partners, L.P., its managing member

By: Warburg Pincus Partners GP LLC, its general partner

By: Warburg Pincus & Co., its managing member

By:	/s/ Robert B. Knauss	8/15/2019
**Signature of Reporting Person		Date

Name: Robert B. Knauss
Title: Partner

WARBURG PINCUS X PARTNERS, L.P.

By: Warburg Pincus X, L.P., its general partner

By: Warburg Pincus X GP L.P., its general partner

By: WPP GP LLC, its general partner

By: Warburg Pincus Partners, L.P., its managing member

By: Warburg Pincus Partners GP LLC, its general partner

By: Warburg Pincus & Co., its managing member

By:	/s/ Robert B. Knauss	8/15/2019
**Signature of Reporting Person		Date

Name: Robert B. Knauss
Title: Partner

WARBURG PINCUS X, L.P.

By: Warburg Pincus X GP L.P., its general partner

By: WPP GP LLC, its general partner

By: Warburg Pincus Partners, L.P., its managing member

By: Warburg Pincus Partners GP LLC, its general partner

By: Warburg Pincus & Co., its managing member

By:	/s/ Robert B. Knauss	8/15/2019
**Signature of Reporting Person		Date

Name: Robert B. Knauss
Title: Partner

WARBURG PINCUS X GP L.P.

By: WPP GP LLC, its general partner

By: Warburg Pincus Partners, L.P., its managing member

By: Warburg Pincus Partners GP LLC, its general partner

By: Warburg Pincus & Co., its managing member

By:	/s/ Robert B. Knauss	8/15/2019
**Signature of Reporting Person		Date

Name: Robert B. Knauss
Title: Partner

WPP GP LLC

By: Warburg Pincus Partners, L.P., its managing member

By: Warburg Pincus Partners GP LLC, its general partner

By: Warburg Pincus & Co., its managing member

By:	/s/ Robert B. Knauss	8/15/2019
**Signature of Reporting Person		Date

Name: Robert B. Knauss
Title: Partner

WARBURG PINCUS PARTNERS, L.P.

By: Warburg Pincus Partners GP LLC, its general partner

By: Warburg Pincus & Co., its managing member

By:	/s/ Robert B. Knauss	8/15/2019
**Signature of Reporting Person		Date

Name: Robert B. Knauss
Title: Partner

WARBURG PINCUS PARTNERS GP LLC

By: Warburg Pincus & Co., its managing member

By:	/s/ Robert B. Knauss	8/15/2019
**Signature of Reporting Person		Date

Name: Robert B. Knauss
Title: Partner

WARBURG PINCUS & CO.

By:	/s/ Robert B. Knauss	8/15/2019
**Signature of Reporting Person		Date

Name: Robert B. Knauss
Title: Partner

CHARLES R. KAYE

By:	/s/ Robert B. Knauss	8/15/2019
**Signature of Reporting Person		Date

Name: Robert B. Knauss, attorney-in-fact*

JOSEPH P. LANDY

By:	/s/ Robert B. Knauss	8/15/2019
**Signature of Reporting Person		Date

Name: Robert B. Knauss, attorney-in-fact*
*    The Power of Attorney given by each of Mr. Kaye and Mr. Landy was previously filed with the U.S. Securities and Exchange Commission on July 12, 2016 as an exhibit to a beneficial ownership report on Schedule 13D filed by WP LLC with respect to WEX Inc. and is hereby incorporated by reference.